UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

         Date of report (Date of earliest event reported): May 13, 2004


                            PER-SE TECHNOLOGIES, INC.
             (Exact name of registrant as specified in its charter)


          Delaware                    000-19480                  58-1651222
(State or other jurisdiction      (Commission File No.)        (IRS Employer
    of incorporation)                                       Identification No.)

   2840 Mt. Wilkinson Parkway, Atlanta, Georgia                     30339
    (Address of principal executive offices)                      (Zip Code)


                                 (770) 444-5300
              (Registrant's telephone number, including area code)








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Item 5.  Other Events and Regulation FD Disclosure.

        On May 13, 2004, Per-Se Technologies, Inc. issued a press release announcing that it had filed its 2003 annual report on Form 10-K. The press release also disclosed that the Company had reached a settlement in its dispute with Lloyd's of London. A copy of the press release is attached hereto as
Exhibit 99.1 and is incorporated herein by reference.

Item 7.  Financial Statements and Exhibits.

       (c)     Exhibits

       99.1 Press Release dated May 13, 2004, announcing that the Company had filed its 2003 annual report on Form 10-K as well as the settlement it had reached with Lloyd's of London.


                                   Signatures

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


Date:    May 13, 2004


                                   PER-SE TECHNOLOGIES, INC.



                                   By: /s/ CHRIS E. PERKINS
                                       ----------------------
                                       Chris E. Perkins
                                       Executive Vice President
                                       and Chief Financial Officer



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                                  EXHIBIT INDEX

            Exhibit
              No.                  Description

             99.1 Press Release dated May 13, 2004, announcing that the Company had filed its 2003 annual report on Form 10-K as well as the settlement it had reached with Lloyd's of London.